UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)    January 16, 2007
CRAWFORD & COMPANY
(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

5620 Glenridge Drive, N.E., Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 256-0830

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-99.1 AUDITED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2 UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.3 UNAUDITED PRO FORM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Explanatory Note
This Form 8-K/A is an amendment to the Current Report on Form 8-K that we filed on November 2, 2006 to report under Items 1.01, 1.02, 2.01, 2.03, and 9.01 the completion of the acquisition of Broadspire Management Services, Inc. (“Broadspire”) pursuant to a Stock Purchase Agreement dated as of August 18, 2006. Pursuant to the Stock Purchase Agreement, the Company purchased all of the outstanding capital stock of Broadspire from Platinum Equity, LLC. We are filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information that we are required to file under Item 9.01 of Form 8-K, in connection with the completion of that transaction.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
     The audited consolidated financial statements of Broadspire Management Services, Inc. and Subsidiary as of December 31, 2005 and 2004 and for the two years in the period ended December 31, 2005, including the report of its independent certified public accountants, Ernst & Young LLP, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
     The unaudited condensed consolidated financial statements of Broadspire Management Services, Inc. and Subsidiary as of June 30, 2006 and for the six months ended June 30, 2006 and 2005 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
     (b) Pro Forma Financial Information
     The unaudited pro forma combined financial statements describing the pro forma effect of the acquisition on our (1) unaudited statements of income for the six months ended June 30, 2006 and the year ended December 31, 2005 and (2) unaudited balance sheet as of June 30, 2006, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

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     (c) Exhibits
See Exhibit Index attached hereto.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY
By:	/s/ W. Bruce Swain, Jr.
W. Bruce Swain, Jr.
Executive Vice President - Finance and Chief Financial Officer

Dated: January 16, 2007

EXHIBIT INDEX
23.1	Consent of Ernst & Young LLP, Independent Certified Public Accounting Firm to Broadspire Management Services, Inc. and Subsidiary.

99.1	Audited consolidated financial statements of Broadspire Management Services, Inc. and Subsidiary as of December 31, 2005 and 2004, and for the two years in the period ended December 31, 2005.

99.2	Unaudited condensed consolidated financial statements of Broadspire Management Services, Inc. and Subsidiary as of June 30, 2006 and for the six months ended June 30, 2006 and 2005.

99.3	Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business acquisition on Crawford & Company’s (i) unaudited condensed consolidated statement of income for the six months ended June 30, 2006, (ii) audited consolidated statement of income for the year ended December 31, 2005, and (iii) unaudited condensed consolidated balance sheet as of June 30, 2006.